UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY  10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant's telephone number, including area code:  1-877-721-1926

Date of fiscal year end: February 28

Date of reporting period: February 29, 2020

ITEM 1.REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	February 29, 2020
WESTERN ASSET
SHORT DURATION MUNICIPAL INCOME FUND

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

What’s inside

Fund objectives

The Fund’s investment objectives are to provide shareholders with high levels of current income exempt from federal income taxes*, preservation of capital and liquidity.

*Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal advisor.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Short Duration Municipal Income Fund for the twelve-month reporting period ended February 29, 2020. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

March 31, 2020

II	Western Asset Short Duration Municipal Income Fund 2020 Annual Report

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to generate high current income exempt from regular federal income tax while preserving capital. Under normal circumstances, the Fund invests at least 80% of its assets in municipal securities and in participation or other interests in municipal securities issued by banks, insurance companies or other financial institutions. Municipal securities are securities and other investments with similar economic characteristics the interest on which is exempt from regular federal income tax. Interest on municipal securities may be subject to the federal alternative minimum tax.

Although the Fund seeks to minimize risk by investing in municipal securities from a number of different states and localities, the Fund may, from time to time, invest over 25% of its assets in municipal securities from one state or region. The Fund attempts to minimize the volatility in its net asset value (“NAV”)i per share, although there can be no assurance that this will be the case.

The Fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above or, if unrated or we deemed to be unrated, that we determined to be of comparable credit quality), but may invest up to 20% of its assets in below investment grade bonds (commonly known as “high yield” or “junk” bonds). Although the Fund may invest in securities of any maturity, we estimate that the Fund will normally maintain a dollar-weighted average effective durationii of three years or less. The Fund may also invest in securities of other open-end or closed-end investment companies, including exchange-traded funds (“ETFs”), that invest primarily in municipal securities.

Instead of, and/or in addition to, investing directly in particular securities, the Fund may use instruments, such as derivatives and other synthetic instruments that are intended to provide economic exposure to the securities or issuers or to be used as a hedging technique. The Fund may use one or more types of these instruments without limit, except that these instruments are taken into account when determining compliance with the Fund’s 80% policy. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening durationiii) and for other purposes. The Fund may leverage its assets by investing proceeds received through tender option bond transactions, which is considered a form of borrowing.

At Western Asset Management Company, LLC (“Western Asset”), the Fund’s subadviser, we utilize a fixed income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Fixed income markets in general posted strong results over the twelve-month reporting period ended February 29, 2020. Most spread sectors (non-Treasuries) lagged Treasuries

Western Asset Short Duration Municipal Income Fund 2020 Annual Report	1

Fund overview (cont’d)

amid periods of volatility. This was due to a number of factors, including a “dovish pivot” by the Federal Reserve Board (the “Fed”)iv, moderating global growth, the trade conflict between the U.S. and China, uncertainties surrounding Brexit and, most recently, the impact of the coronavirus.

Both short- and long-term U.S. Treasury yields moved sharply lower during the reporting period. The yield for the two-year Treasury note began the reporting period at 2.52% and ended the period at 0.86%, the low for the period. The yield for the two-year Treasury note experienced a high of 2.55% several times in March 2019. The yield for the ten-year Treasury began the reporting period at 2.73% and ended the period at 1.13%, the low for the period. The yield for the ten-year Treasury peaked at 2.76% on March 1, 2019.

The municipal bond market performed well, but lagged its taxable bond counterpart during the twelve-month reporting period. Over that time, the Bloomberg Barclays Municipal Bond Indexv and the Bloomberg Barclays U.S. Aggregate Indexvi returned 9.46% and 11.68%, respectively. Both the taxable and tax-free markets were supported by falling yields and several flights to quality.

Q. How did we respond to these changing market conditions?

A. There were several adjustments made to the Fund’s portfolio during the reporting period. We increased the Fund’s allocation to the Transportation and Leasing sectors, where we identified a number of attractive opportunities. Elsewhere, we pared the Fund’s exposures to the Power sector. From a credit quality perspective, we increased the Fund’s allocation to securities rated BBB and reduced its exposure to securities rated AAA. Finally, we increased the Fund’s duration versus that of its benchmark.

Performance review

For the twelve months ended February 29, 2020, Class A shares of Western Asset Short Duration Municipal Income Fund, excluding sales charges, returned 3.85%. The Fund’s unmanaged benchmark, the Bloomberg Barclays Three-Year Municipal Bond Indexvii, returned 3.81% for the same period. The Lipper Short Municipal Debt Funds Category Averageviii returned 2.88% over the same time frame.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

II	Western Asset Short Duration Municipal Income Fund

Performance Snapshot as of February 29, 2020 (unaudited)

(excluding sales charges)	6 months	12 months

Western Asset Short Duration Municipal Income Fund:

Class A	1.40%	3.85%
Class A2	1.17%	3.54%
Class C	1.25%	3.50%
Class I	1.28%	3.80%
Class IS	1.50%	3.85%
Bloomberg Barclays Three-Year Municipal Bond Index	1.38%	3.81%
Lipper Short Municipal Debt Funds Category Average	1.04%	2.88%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended February 29, 2020 for Class A, Class A2, Class C, Class I and Class IS shares were 0.75%, 0.73%, 0.48%, 0.81% and 0.95%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A2 and Class IS shares would have been 0.48% and 0.62%, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on a Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated June 28, 2019, as supplemented August 13, 2019, the gross total annual fund operating expense ratios for Class A, Class A2, Class C, Class I and Class IS shares were 0.55%, 0.69%, 0.90%, 0.42% and 0.34%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 0.70% for Class A shares, 0.90% for Class A2 shares, 1.05% for Class C shares, 0.40% for Class I shares and 0.35% for Class IS shares. In addition, the ratio of total

Western Asset Short Duration Municipal Income Fund 2020 Annual Report	3

Fund overview (cont’d)

annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Effective March 1, 2020, the manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributors to the Fund’s relative performance during the reporting period were its sector allocation and security selection. An overweight to the Industrial Revenue sector was the most additive for returns. Elsewhere, security selection of State and Local General Obligation bonds, and in the Transportation and Power sectors was additive for results.

The Fund’s quality biases contributed to performance. In particular, an overweight to municipal securities rated A and BBB, along with underweights to securities rated AA and AAA, were positive for results, as lower rated issues outperformed their higher rated counterparts over the twelve-month reporting period.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance was its duration positioning. In particular, having a shorter duration than that of the benchmark was not rewarded as rates moved sharply lower over the reporting period.

Elsewhere, security section in the Industrial Revenue sector and an underweight to State General Obligation bonds were headwinds for performance.

Thank you for your investment in Western Asset Short Duration Municipal Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

March 31, 2020

4	Western Asset Short Duration Municipal Income Fund 2020 Annual Report

RISKS: The Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Municipal securities purchased by the Fund may be adversely affected by changes in the financial condition of municipal issuers and insurers, regulatory and political developments, uncertainties and public perceptions, and other factors. Although the Fund seeks to minimize risk by investing in municipal securities from a number of different states and localities, the Fund may, from time to time, invest over 25% of its assets in municipal securities from one state or region. Investing in securities issued by investment companies, including exchange-traded funds (“ETFs”), involves risks similar to those of investing directly in the securities and other assets held by the investment company or ETF. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the Fund will indirectly bear its pro rata share of the fees and expenses incurred by a fund it invests in, including advisory fees. These expenses are in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and may have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset Short Duration Municipal Income Fund 2020 Annual Report	5

Fund overview (cont’d)

i	Net asset value (“NAV”) is the dollar value of a single mutual fund share, based on the value of the underlying assets of the fund minus its liabilities, divided by the number of shares outstanding. NAV is calculated at the end of each business day.

ii	Effective duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change. Please note, duration measures the sensitivity of price (the value of principal) of a fixed-income investment to a change in interest rates.

iii	Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iv	The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

v	The Bloomberg Barclays Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

vi	The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii	The Bloomberg Barclays Three-Year Municipal Bond Index is a broad measure of the municipal bond market with maturities of approximately three years.

viii	Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended February 29, 2020, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 139 funds for the six-month period and among the 137 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

6	Western Asset Short Duration Municipal Income Fund 2020 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of February 29, 2020 and February 28, 2019.The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Short Duration Municipal Income Fund 2020 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on September 1, 2019 and held for the six months ended February 29, 2020.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back- end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	1.40%	$1,000.00	$1,014.00	0.57%	$2.85	Class A	5.00%	$1,000.00	$1,022.03	0.57%	$2.87
Class A2	1.17	1,000.00	1,011.70	0.64	3.20	Class A2	5.00	1,000.00	1,021.68	0.64	3.22
Class C	1.25	1,000.00	1,012.50	0.87	4.35	Class C	5.00	1,000.00	1,020.54	0.87	4.37
Class I	1.28	1,000.00	1,012.80	0.40	2.00	Class I	5.00	1,000.00	1,022.87	0.40	2.01
Class IS	1.50	1,000.00	1,015.00	0.35	1.75	Class IS	5.00	1,000.00	1,023.12	0.35	1.76

8	Western Asset Short Duration Municipal Income Fund 2020 Annual Report

1	For the six months ended February 29, 2020.
2	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares and Class A2 shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.
3	Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 366.

Western Asset Short Duration Municipal Income Fund 2020 Annual Report       9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class A2	Class C	Class I	Class IS
Twelve Months Ended 2/29/20	3.85%	3.54%	3.50%	3.80%	3.85%
Five Years Ended 2/29/20	1.41	1.21	1.06	1.44	N/A
Ten Years Ended 2/29/20	1.48	N/A	1.13	1.58	N/A
Inception* through 2/29/20	—	1.21	—	—	2.26
With sales charges[2]	Class A	Class A2	Class C	Class I	Class IS
Twelve Months Ended 2/29/20	1.45%	1.14%	3.50%	3.80%	3.85%
Five Years Ended 2/29/20	0.95	0.74	1.06	1.44	N/A
Ten Years Ended 2/29/20	1.25	N/A	1.13	1.58	N/A
Inception* through 2/29/20	—	0.74	—	—	2.26

Cumulative total returns
Without sales charges[1]
Class A (2/28/10 through 2/29/20)	15.84%
Class A2 (Inception date of 2/27/15 through 2/29/20)	6.20
Class C (2/28/10 through 2/29/20)	11.84
Class I (2/28/10 through 2/29/20)	16.93
Class IS (Inception date of 9/15/17 through 2/29/20)	5.63

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

1	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares and Class A2 shares.
2	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares and Class A2 shares each reflect the deduction of the maximum initial sales charge of 2.25%.
*	Inception dates for Class A, A2, C, I and IS shares are March 17, 2003, February 27, 2015, March 18, 2003, November 14, 2003 and September 15, 2017, respectively.

10       Western Asset Short Duration Municipal Income Fund 2020 Annual Report

Historical performance

Value of $10,000 invested in

Class A Shares of Western Asset Short Duration Municipal Income Fund vs. Bloomberg Barclays Three-Year Municipal Bond Index and Lipper Short Municipal Debt Funds Category Average† — February 2010 - February 2020

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A shares of Western Asset Short Duration Municipal Income Fund on February 28, 2010, assuming the deduction of the maximum initial sales charge of 2.25% at the time of investment and the reinvestment of all distributions, including returns of capital, if any, through February 29, 2020. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg Barclays Three-Year Municipal Bond Index and the Lipper Short Municipal Debt Funds Category Average. The Bloomberg Barclays Three-Year Municipal Bond Index is a broad measure of the municipal bond market with maturities of approximately three years. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper Short Municipal Debt Funds Category Average is comprised of the Fund’s peer group of mutual funds. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Western Asset Short Duration Municipal Income Fund 2020 Annual Report       11

Schedule of investments

February 29, 2020

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 98.5%
Alabama — 4.4%
Black Belt Energy Gas District, AL, Gas Supply Revenue:
Series A	4.000%	12/1/23	$5,000,000	$5,509,800	(a)(b)
Series A, LIQ - Royal Bank of Canada	4.000%	6/1/21	13,010,000	13,492,281	(a)(b)
Southeast Alabama Gas Supply District, Gas Supply Revenue:
LIBOR, Project #2, Series B	1.960%	6/1/24	1,500,000	1,512,480	(a)(b)
Project #1, Series A	4.000%	4/1/24	8,380,000	9,296,353	(a)(b)
SIFMA Index, Project #1, Series C, (SIFMA Municipal Swap Index Yield + 0.650%)	1.800%	4/1/24	9,000,000	9,038,970	(a)(b)
Total Alabama				38,849,884
Alaska — 0.4%
Borough of North Slope, AK, GO, Series A	5.000%	6/30/24	3,355,000	3,538,518
Arizona — 3.4%
Chandler, AZ, IDA Revenue:
Intel Corp. Project	2.700%	8/14/23	4,510,000	4,745,377	(a)(b)(c)
Intel Corp. Project	5.000%	6/3/24	6,880,000	7,993,390	(a)(b)(c)
Glendale, AZ, Transportation Excise Tax Revenue, Refunding, AGM	5.000%	7/1/28	5,180,000	6,273,757
Maricopa County, AZ, IDA:
Banner Health Obligation, Series B, Refunding	1.530%	10/18/22	2,435,000	2,444,813	(a)(b)
Solid Waste Disposal Revenue, Waste Management Inc. Project	3.375%	6/3/24	4,965,000	5,066,286	(a)(b)(c)
State of Arizona Lottery Revenue, Refunding	5.000%	7/1/23	3,500,000	3,981,600
Total Arizona				30,505,223
California — 1.1%
California State Infrastructure & Economic Development Bank Revenue, California Academy of Sciences, Refunding (1 mo. LIBOR x 0.700 + 0.380%)	1.511%	8/1/21	1,750,000	1,752,590	(a)(b)
California State MFA Revenue:
Second Lien Qualified Obligations, Anaheim System Distribution Facilities, (SIFMA Municipal Swap Index Yield + 0.350%)	1.500%	12/1/20	1,100,000	1,100,297	(a)(b)
Senior Lien, Linxs APM Project	5.000%	6/30/26	300,000	367,428	(c)
Waste Management Inc. Project, Series A	1.300%	2/3/25	1,600,000	1,622,912	(a)(b)(d)
California State, GO, Series D, (SIFMA Municipal Swap Index Yield + 0.290%)	1.440%	12/1/20	350,000	350,038	(a)(b)

See Notes to Financial Statements.

12       Western Asset Short Duration Municipal Income Fund 2020 Annual Report

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
California — continued
Long Beach, CA, Harbor Revenue, Series B,Refunding	5.000%	5/15/23	$2,000,000	$2,259,360	(c)
Stockton, CA, PFA Wastewater Revenue, Bond Anticipation Notes, Series 2019	1.400%	6/1/22	750,000	752,505
Tobacco Securitization Authority of Southern California Revenue:
Asset Backed Refunding, San Diego County Tobacco Asset Securitization Corporation,Class 1, Series A	5.000%	6/1/21	1,000,000	1,051,740
Asset Backed Refunding, San Diego County Tobacco Asset Securitization Corporation,Class 1, Series A	5.000%	6/1/23	700,000	790,412
Total California				10,047,282
Colorado — 4.3%
Adams and Arapahoe Counties, CO, Joint School District #28, GO, State Aid Withholding:
Joint Refunding	5.000%	12/1/25	3,000,000	3,341,340
Joint Refunding	5.000%	12/1/26	6,135,000	6,825,924
City & County of Denver, CO, Airport System Revenue:
Series A	5.000%	11/15/24	6,250,000	6,923,125	(c)
Series D	5.000%	11/15/22	2,500,000	2,769,250	(a)(b)
Subordinated Series A	5.500%	11/15/27	2,480,000	2,866,533	(c)
Colorado State Health Facilities Authority Revenue:
Catholic Health Initiatives, Series A	5.000%	2/1/21	2,080,000	2,158,749	(e)
Catholic Health Initiatives, Series A	5.000%	2/1/25	2,615,000	2,714,004	(f)
Commonspirit Health Initiatives, Series B-1,Refunding	5.000%	8/1/25	4,750,000	5,618,347	(a)(b)
University of Colorado, Series C	2.000%	10/15/24	5,000,000	5,252,250	(a)(b)
Total Colorado				38,469,522
Connecticut — 4.7%
Bridgeport, CT, GO:
Series D, AGM, Prerefunded	5.000%	8/15/21	285,000	302,348	(e)
Series D, AGM, Prerefunded	5.000%	8/15/22	355,000	391,285	(e)
Series D, AGM, Unrefunded	5.000%	8/15/21	715,000	755,104
Series D, AGM, Unrefunded	5.000%	8/15/22	885,000	968,217
Connecticut State, GO:
Series A	2.050%	3/1/23	1,600,000	1,627,232	(b)
Series A	2.100%	3/1/24	2,215,000	2,259,544	(b)

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2020 Annual Report       13

Schedule of investments (cont’d)

February 29, 2020

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Connecticut — continued
Series A	5.000%	4/15/25	$1,500,000	$1,809,045
Series B	5.000%	4/15/25	2,500,000	2,716,950
Series C	5.000%	6/15/23	750,000	850,012
Series E	5.000%	9/15/23	4,500,000	4,967,100
Series E	5.000%	9/15/26	2,750,000	3,032,672
SIFMA Index, Series B, (SIFMA Municipal Swap Index Yield + 1.050%)	2.200%	3/1/23	4,325,000	4,417,685	(b)
Connecticut State, Special Tax Revenue:
Series A, Transportation Infrastructure Purpose	5.000%	9/1/29	5,000,000	6,198,450
Series B, Transportation Infrastructure Purpose	5.000%	1/1/24	3,340,000	3,719,491
Series B, Transportation Infrastructure Purpose	5.000%	1/1/25	5,310,000	5,917,676
New Haven, CT, GO, Series A, AGM	5.000%	8/1/25	1,200,000	1,440,528
Total Connecticut				41,373,339
Florida — 1.5%
Broward County, FL, Airport System Revenue:
Series P-1, Refunding	5.000%	10/1/23	1,275,000	1,403,099	(c)
Series P-1, Refunding	5.000%	10/1/26	3,600,000	3,962,628	(c)(f)
Broward County, FL, Port Facilities Revenue:
Series B	5.000%	9/1/22	2,010,000	2,126,801	(c)(f)
Series B	5.000%	9/1/22	990,000	1,048,915	(c)
Escambia County, FL, Gulf Power Co. Project	1.800%	11/19/20	1,150,000	1,156,003	(a)(b)
Okeechobee County, FL, Disposal Waste Management Landfill	1.550%	7/1/21	2,200,000	2,217,358	(a)(b)
Saint Johns County, FL, School Board, COP, Refunding	5.000%	7/1/21	1,500,000	1,583,025
Total Florida				13,497,829
Georgia — 4.3%
Burke County, GA, Development Authority, PCR:
Georgia Power Co. Plant Vogtle Project	2.350%	12/11/20	3,925,000	3,959,265	(a)(b)
Oglethorpe Power Corp. Vogtle Project	2.400%	4/1/20	18,305,000	18,322,024	(a)(b)
Main Street Natural Gas Inc., GA, Gas Project Revenue, Series A, LIQ - Royal Bank of Canada	4.000%	9/1/23	10,025,000	11,039,931	(a)(b)

See Notes to Financial Statements.

14       Western Asset Short Duration Municipal Income Fund 2020 Annual Report

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Georgia — continued
Monroe County, GA, Development Authority, PCR:
Georgia Power Co. Plant Scherer Project	2.250%	7/1/25	$1,000,000	$1,030,710
Oglethorpe Power Corp. Scherer Project,Series A	2.400%	4/1/20	3,925,000	3,928,650	(a)(b)
Total Georgia				38,280,580
Hawaii — 1.8%
Hawaii State Airports System Revenue,Refunding	5.000%	7/1/23	5,500,000	5,787,925	(c)
Honolulu City & County, HI, GO:
Rail Transit Project, (SIFMA Municipal Swap Index Yield + 0.300%)	1.450%	9/1/20	5,000,000	5,000,050	(a)(b)
Rail Transit Project, (SIFMA Municipal Swap Index Yield + 0.320%)	1.470%	9/1/20	4,850,000	4,850,048	(a)(b)
Total Hawaii				15,638,023
Illinois — 9.1%
Chicago, IL, O’Hare International Airport Revenue:
General, Senior Lien, Series A, Refunding	5.000%	1/1/25	4,000,000	4,282,320	(c)
General, Senior Lien, Series B, Refunding	5.000%	1/1/25	3,000,000	3,211,740	(c)
General, Senior Lien, Series B, Refunding	5.000%	1/1/26	5,100,000	5,671,863
General, Senior Lien, Series D, Refunding	5.000%	1/1/22	1,600,000	1,717,728	(c)
Series C	5.000%	1/1/23	1,035,000	1,149,212	(c)
Chicago, IL, Park District, GO:
Limited Tax, Series B, Refunding	5.000%	1/1/25	3,490,000	3,943,002
Series C, Refunding	5.000%	1/1/24	2,750,000	2,926,935
Chicago, IL, Waterworks Revenue:
Second Lien, Refunding	5.000%	11/1/21	1,155,000	1,228,724
Second Lien, Refunding	5.000%	11/1/21	1,425,000	1,515,958
Illinois State Finance Authority Revenue:
Series 2019, Refunding	1.625%	9/1/22	3,465,000	3,469,539	(a)(b)
University of Chicago Medical Center	5.000%	8/15/24	1,995,000	2,031,548
Illinois State, GO:
Series 2012, Refunding	5.000%	8/1/23	17,290,000	19,484,793
Series 2016	5.000%	11/1/23	5,420,000	6,157,228
Series A, Refunding	5.000%	10/1/25	3,105,000	3,715,940
Series D	5.000%	11/1/21	5,375,000	5,725,450
Sales Tax Securitization Corp.:
Second Lien, Series A	5.000%	1/1/25	2,000,000	2,367,400

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2020 Annual Report       15

Schedule of investments (cont’d)

February 29, 2020

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Illinois — continued
Series A	5.000%	1/1/26	$6,500,000	$7,909,785
University of Illinois Revenue, Auxiliary Facilities System, Series A, Refunding	5.000%	4/1/23	4,000,000	4,481,080
Total Illinois				80,990,245
Indiana — 4.2%
Indiana State Finance Authority Health System Revenue, Indiana University Health, Series B	2.250%	7/1/25	1,320,000	1,410,183	(a)(b)
Indiana State Health Facility Financing Authority Revenue, Ascension Health Credit Group	1.250%	5/1/20	2,880,000	2,881,555	(a)(b)
Indianapolis, IN, Local Public Improvement Bond Bank, Indianapolis Airport Authority Project, Series D, Refunding	5.000%	1/1/26	2,800,000	3,398,724	(c)
Whiting, IN, Environmental Facilities Revenue:
BP Products North America Inc. Project	5.000%	11/1/22	11,000,000	12,134,430	(a)(b)(c)
BP Products North America Inc. Project	5.000%	3/1/23	7,500,000	8,358,375	(a)(b)(c)
BP Products North America Inc. Project	5.000%	11/1/24	4,500,000	5,282,145	(a)(b)(c)
BP Products North America Inc. Project, Refunding	5.000%	6/5/26	3,000,000	3,672,300	(a)(b)(c)
Total Indiana				37,137,712
Iowa — 0.1%
Iowa State Finance Authority Midwestern Disaster Area Revenue, Iowa Fertilizer Company Project, Refunding	3.125%	12/1/22	750,000	780,577
Kansas — 1.6%
Kansas State Department of Transportation Highway Revenue, Series C-3	1.559%	9/1/23	14,500,000	14,533,060	(b)
Kentucky — 5.4%
Ashland, KY:
Ashland Hospital Corp., Refunding	5.000%	2/1/23	600,000	661,758
Ashland Hospital Corp., Refunding	5.000%	2/1/24	575,000	652,044
Carroll County, KY, Environmental Facilities Revenue, Kentucky Utilities Co. Project, Series A, Refunding	1.200%	6/1/21	7,250,000	7,264,283	(a)(b)(c)
Kentucky State PEA, Gas Supply Revenue:
Series A	4.000%	4/1/24	22,170,000	24,659,469	(a)(b)
Series A	4.000%	6/1/26	2,000,000	2,333,120	(a)(b)(g)
Louisville & Jefferson County, KY, Metropolitan Government, PCR, Series A	1.850%	4/1/21	2,500,000	2,522,175	(a)(b)

See Notes to Financial Statements.

16       Western Asset Short Duration Municipal Income Fund 2020 Annual Report

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Kentucky — continued
Louisville/Jefferson County, KY, Metropolitan Government Health System Revenue, Norton Healthcare Inc., Series C	5.000%	10/1/26	$2,000,000	$2,502,020	(a)(b)(g)
Mercer County, KY, Kentucky Utilities Co. Project, Series A	1.300%	5/1/23	6,900,000	6,944,712	(c)
Total Kentucky				47,539,581
Louisiana — 0.6%
Louisiana State Offshore Terminal Authority Revenue, Deep Water Port Bonds, Series C	1.650%	12/1/23	3,450,000	3,522,864	(a)(b)
St. John the Baptist Parish, LA, State Revenue, Marathon Oil Corp. Project, Refunding	2.200%	7/1/26	1,400,000	1,473,024	(a)(b)
Total Louisiana				4,995,888
Maryland — 0.9%
Maryland State and Local Facilities Loan, GO, Series B, Refunding	5.000%	8/1/24	6,970,000	8,252,062
Massachusetts — 1.8%
Massachusetts State, GO, Consolidated Loan, Series F	5.000%	5/1/27	3,210,000	4,126,358
Massachusetts State DFA Revenue, Wellforce Issue, Series A	5.000%	7/1/22	400,000	434,504
Massachusetts State Port Authority Revenue:
Series A	5.000%	7/1/22	1,500,000	1,641,375	(c)
Series C	5.000%	7/1/25	5,185,000	6,256,636	(c)
Series C	5.000%	7/1/26	2,500,000	3,106,800	(c)
Total Massachusetts				15,565,673
Michigan — 0.9%
Michigan State Finance Authority Revenue, Detroit Regional Convention Authority, Series H-1, Refunding	5.000%	10/1/21	1,300,000	1,331,629
Michigan State Hospital Finance Authority Revenue, Ascension Health Credit Group	1.500%	5/1/20	1,735,000	1,736,631	(a)(b)
Wayne County, MI, Airport Authority Airport Revenue, Series A, Refunding	5.000%	12/1/22	4,645,000	4,953,010	(c)
Total Michigan				8,021,270
Montana — 0.5%
Montana State Board of Regents Higher Education Revenue, Montana State University, Series F, Refunding	1.600%	9/1/23	1,900,000	1,900,532	(a)(b)
Montana State Facility Finance Authority Revenue, Billings Clinic Obligation, Refunding	1.700%	8/15/23	2,915,000	2,912,231	(a)(b)
Total Montana				4,812,763

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2020 Annual Report       17

Schedule of investments (cont’d)

February 29, 2020

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Nevada — 1.9%
Clark County, NV, PCR, Southern California Edison Co., Series A, Refunding	1.875%	4/1/20	$3,650,000	$ 3,651,971	(a)(b)
Clark County, NV, School District GO, Building,Series A, Refunding	5.000%	6/15/22	7,085,000	7,748,581
Sparks, NV:
Tourism Improvement, Senior Sales Tax Anticipation Revenue, Series A, Refunding	2.500%	6/15/24	1,200,000	1,228,536	(d)
Tourism Improvement, Senior Sales Tax Anticipation Revenue, Series A, Refunding	2.750%	6/15/28	2,750,000	2,900,618	(d)
Washoe County, NV, Water Facilities Revenue,Series E, Refunding	2.050%	4/15/22	1,500,000	1,523,445	(a)(b)(c)
Total Nevada				17,053,151
New Jersey — 8.6%
Casino Reinvestment Development Authority, NJ, Luxury Tax Revenue, Series 2014	5.000%	11/1/20	1,000,000	1,021,850
New Jersey State EDA Revenue:
Motor Vehicle Surcharges Subordinate, Series A, BAM, Refunding	5.000%	7/1/27	5,450,000	6,778,547
Natural Gas Facilities Revenue, Series C, Refunding	2.450%	4/1/26	2,250,000	2,376,855	(a)(c)
School Facilities Construction, Refunding, State Appropriations (SIFMA Municipal Swap Index Yield + 1.550%)	2.700%	9/1/27	1,600,000	1,637,504	(b)
School Facilities Construction, Series GG, Refunding	5.250%	9/1/26	4,430,000	4,612,693
School Facilities Construction, Series NN, Refunding	5.000%	3/1/22	1,910,000	2,054,644
New Jersey State Transportation Trust Fund Authority Revenue:
Federal Highway Reimbursement Notes, Subseries A-1 and Subseries AB-2	5.000%	6/15/22	5,800,000	6,301,874
Series AA	5.000%	6/15/26	5,595,000	6,268,526
Transportation Program Notes, Series BB-2, (SIFMA Municipal Swap Index Yield + 1.200%)	2.350%	12/15/21	15,750,000	15,916,320	(a)(b)
Transportation System, Series A, AGM,Refunding	5.250%	12/15/23	3,500,000	4,043,515
Transportation System, Series A, Refunding	5.000%	12/15/23	1,970,000	2,249,819
New Jersey State Turnpike Authority Revenue:Series C-4, Refunding	1.859%	1/1/24	4,000,000	4,029,200	(b)
Series D-1, Refunding	1.859%	1/1/24	13,000,000	13,094,900	(b)

See Notes to Financial Statements.

18       Western Asset Short Duration Municipal Income Fund 2020 Annual Report

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
New Jersey — continued
Tobacco Settlement Financing Corp., NJ, Revenue, Senior, Series A, Refunding	5.000%	6/1/21	$1,500,000	$1,572,795
Township of Florence, NJ, Series A	1.750%	1/15/21	4,500,450	4,528,803
Total New Jersey				76,487,845
New Mexico — 1.9%
Farmington, NM, PCR:
Public Service Co. of New Mexico, Refunding	1.875%	10/1/21	5,390,000	5,444,223	(a)(b)
Southern California Edison Co.	1.875%	4/1/20	11,500,000	11,506,210	(a)(b)
Total New Mexico				16,950,433
New York — 7.2%
Long Island, NY, Power Authority Electric System Revenue:
LIBOR Floating Rate, Series C, Refunding, (0.700 x 1 mo. USD LIBOR + 0.750%)	1.908%	10/1/23	4,000,000	4,024,600	(a)(b)
LIBOR Floating Rate, Series C, Refunding, (0.700 x 1 mo. USD LIBOR + 0.750%)	1.910%	10/1/23	4,500,000	4,527,630	(a)(b)
Series B, Refunding	1.650%	9/1/24	3,000,000	3,064,020	(a)(b)
MTA, NY, Revenue:
Series B-2A, BAN	5.000%	5/15/21	1,255,000	1,315,792
Subseries D-2, (SIFMA Municipal Swap Index Yield + 0.450%)	1.600%	11/15/22	5,500,000	5,520,515	(a)(b)
New York State Dormitory Authority, Personal Income Tax Revenue, Series A	5.000%	3/15/24	5,000,000	5,840,000
New York State Transportation Development Corp., Special Facilities Revenue, American Airlines Inc., John F. Kennedy International Airport Project, Refunding	5.000%	8/1/21	9,000,000	9,451,170	(c)
Port Authority of New York & New Jersey Revenue:
Consolidated Series 169	5.000%	10/15/24	5,985,000	6,372,649	(c)
Consolidated Series 177	5.000%	7/15/22	2,825,000	3,090,776	(c)
Consolidated Series 195	5.000%	10/1/21	4,475,000	4,758,133	(c)
Consolidated Series 195	5.000%	10/1/25	3,235,000	3,925,802	(c)
Consolidated Series 207	5.000%	9/15/25	10,100,000	12,240,392	(c)
Total New York				64,131,479
North Carolina — 0.9%
North Carolina State HFA Revenue, Series A, Refunding	2.000%	1/1/22	1,795,000	1,816,020	(c)

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2020 Annual Report	19

Schedule of investments (cont’d)

February 29, 2020

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
North Carolina — continued
North Carolina State Turnpike Authority Revenue:
Senior Lien, Refunding	5.000%	1/1/21	$410,000	$423,169
Senior Lien, Refunding	5.000%	1/1/22	1,100,000	1,177,396
Senior Lien, Refunding	5.000%	1/1/23	700,000	775,999
Senior Lien, Refunding	5.000%	1/1/25	500,000	589,565
University of North Carolina at Chapel Hill, General Revenue, Series A, Refunding	1.459%	12/1/21	3,000,000	3,004,620	(a)(b)
Total North Carolina				7,786,769
Ohio — 1.4%
American Municipal Power Inc., OH, Revenue, Prairie State Energy Campus Project, Series A, Refunding	2.300%	2/15/22	1,300,000	1,323,543	(a)(b)
Ohio State Air Quality Development Authority Revenue, American Electric Company Project, Series D, Refunding	2.100%	10/1/24	3,500,000	3,592,750	(a)(b)(c)
Ohio State Higher Educational Facility Revenue, Series A, Refunding	1.579%	4/1/22	2,750,000	2,751,265	(a)(b)
Ohio State Water Development Authority Revenue, Waste Management Inc. Project	1.550%	7/1/21	1,800,000	1,808,982
Warren County, OH, Health Care Facilities Revenue, Otterbein Homes Obligation, Series A, Refunding	5.000%	7/1/20	2,550,000	2,584,450
Total Ohio				12,060,990
Oklahoma — 1.1%
Oklahoma State Development Finance Authority Revenue, Gilcrease Expressway West Project, Series A	1.625%	7/6/23	9,500,000	9,570,205	(c)
Oregon — 0.7%
Oregon State Business Development Commission, Economic Development Revenue, Intel Corporation, Series 205	5.000%	3/1/22	6,015,000	6,477,975	(a)(b)(c)
Pennsylvania — 8.6%
Commonwealth of Pennsylvania:
GO, AGM, Refunding	5.000%	9/15/25	2,735,000	3,362,546
GO, Refunding	5.000%	8/15/25	7,000,000	8,545,110
GO, Series D	3.250%	8/15/26	5,000,000	5,571,700
General Authority of Southcentral Pennsylvania, Series B	1.750%	6/1/24	1,500,000	1,500,165	(a)(b)
Lehigh County, PA, IDA Revenue:
PPL Electric Utilities Corp., Refunding	1.800%	8/15/22	3,550,000	3,613,438	(a)(b)

See Notes to Financial Statements.

20	Western Asset Short Duration Municipal Income Fund 2020 Annual Report

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Pennsylvania — continued
PPL Electric Utilities Corp., Refunding	1.800%	9/1/22	$8,825,000	$8,946,167	(a)(b)
Montgomery County, PA, IDA Revenue, Peco Energy Co. Project, Series A, Refunding	2.550%	6/1/20	3,000,000	3,011,820	(a)(b)
Pennsylvania State Economic Development Financing Authority:
Solid Waste Disposal Revenue, Waste Management Inc. Project	2.150%	7/1/24	1,200,000	1,249,116	(a)(b)(c)
Solid Waste Disposal Revenue, Waste Management Inc. Project, Series A	1.750%	8/1/24	3,250,000	3,325,497	(a)(b)(c)
Waste Management Inc. Project, Series A	1.700%	8/3/20	2,750,000	2,756,023	(a)(b)(c)
Waste Management Inc. Project, Series A	2.625%	11/1/21	500,000	511,515	(c)
Pennsylvania State Turnpike Commission Revenue:
Series A-1, Refunding, (SIFMA Municipal Swap Index Yield + 0.600%)	1.750%	12/1/23	3,500,000	3,532,060	(b)
Series B, Refunding, (SIFMA Municipal Swap Index Yield + 0.700%)	1.850%	12/1/23	10,000,000	10,116,100	(b)
Series B-1, Refunding, (SIFMA Municipal Swap Index Yield + 0.880%)	2.030%	12/1/20	13,775,000	13,802,137	(b)
Series B-1, Refunding, (SIFMA Municipal Swap Index Yield + 0.980%)	2.130%	12/1/21	5,300,000	5,350,403	(b)
Philadelphia, PA, Gas Works Co., 1998 General Ordinance, Refunding	5.000%	10/1/21	1,000,000	1,063,430
Total Pennsylvania				76,257,227
South Carolina — 1.3%
South Carolina State Transportation Infrastructure Bank, Series B, Reoffering Revenue, Refunding	1.559%	10/1/22	11,180,000	11,229,416	(a)(b)
Tennessee — 0.6%
Tennessee State Energy Acquisition Corp., Gas Revenue, Project, Series A	4.000%	5/1/23	4,840,000	5,275,552	(a)(b)
Texas — 6.6%
Alvin, TX, ISD, GO, Schoolhouse, Series B, PSF - GTD	1.400%	8/15/20	2,500,000	2,505,375	(a)(b)
Austin, TX, Public Improvement, Series A	4.000%	9/1/26	2,635,000	2,839,713
Clear Creek, TX, ISD, GO, Series B, PSF - GTD	2.150%	8/16/21	2,450,000	2,491,969	(a)(b)
Cypress-Fairbanks, TX, ISD, GO, Refunding, PSF - GTD	5.000%	2/15/25	2,000,000	2,078,940
Dallas, TX, Waterworks & Sewer System Revenue, Series A, Refunding	5.000%	10/1/25	2,000,000	2,453,860

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2020 Annual Report	21

Schedule of investments (cont’d)

February 29, 2020

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Texas — continued
Dallas-Fort Worth, TX, International Airport Revenue, Series D	5.250%	11/1/23	$2,250,000	$2,421,518
Georgetown, TX, ISD, GO, Series B, PSF - GTD	2.750%	8/1/22	1,780,000	1,852,749	(a)(b)
Grapevine-Colleyville, TX, ISD, GO, PSF - GTD	5.000%	8/15/28	2,000,000	2,439,500
Harris County, TX, Cultural Education Facilities Finance Corp. Revenue:
Hospital, Memorial Hermann Health System, Refunding, (SIFMA Municipal Swap Index Yield + 0.750%)	1.900%	6/1/20	1,065,000	1,066,214	(b)
Hospital, Memorial Hermann Health System, Refunding, (SIFMA Municipal Swap Index Yield + 0.830%)	1.980%	6/1/21	3,710,000	3,733,039	(b)
Houston, TX, Airport System Revenue, Terminal Improvement Projects, Series B-2, Refunding	5.000%	7/15/20	1,600,000	1,621,792	(c)
Houston, TX, Combined Utility System Revenue, First Lien, Series C, Refunding	1.489%	8/1/21	8,420,000	8,427,999	(a)(b)
Katy, TX, ISD, GO, Series C, Refunding, PSF - GTD	1.391%	8/16/21	1,640,000	1,640,508	(a)(b)
Matagorda County, TX, Navigation District No. 1, PCR, Central Power & Light, Refunding	1.750%	9/1/20	2,000,000	2,005,800	(a)(b)(c)
Northside, TX, ISD, GO, Refunding, PSF - GTD	1.600%	8/1/24	2,330,000	2,374,713	(a)(b)
Pasadena, TX, ISD, GO, Series B, PSF - GTD	1.500%	8/15/24	1,500,000	1,530,420	(a)(b)
Red River Education Finance Corp., TX, Higher Education Revenue, St. Edwards University Project, Refunding	5.000%	6/1/20	940,000	948,131
San Antonio, TX, Electric and Gas Revenue:
Junior Lien	2.750%	12/1/22	2,500,000	2,615,350	(a)(b)
Junior Lien	1.750%	12/1/25	4,100,000	4,254,898	(a)(b)
San Antonio, TX, Water System Revenue, Junior Lien	2.625%	5/1/24	6,215,000	6,617,110	(a)(b)
Texas State Transportation Commission, Highway Improvement, GO	5.000%	4/1/28	2,550,000	2,974,549
Total Texas				58,894,147
Virginia — 3.2%
Henry County, VA, Industrial Development Authority, Grant Revenue Anticipation Notes, Series B	2.000%	11/1/23	3,500,000	3,546,375
Louisa, VA, IDA, PCR:
Series 2008 B, Refunding	2.150%	9/1/20	3,355,000	3,373,989	(a)(b)
Series A, Refunding	1.900%	6/1/23	1,000,000	1,028,480	(a)(b)

See Notes to Financial Statements.

22	Western Asset Short Duration Municipal Income Fund 2020 Annual Report

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Virginia — continued
Wise County, VA, IDA, Solid Waste & Sewage Disposal Revenue:
Virginia Electric & Power Co., Series 2009 A	2.150%	9/1/20	$13,755,000	$13,832,854	(a)(b)
Virginia Electric & Power Co., Series A	1.875%	6/1/20	5,025,000	5,035,653	(a)(b)
York County, VA, PCR, Virginia Electric & Power, EDA, Series A, Refunding	1.900%	6/1/23	2,000,000	2,058,720	(a)(b)
Total Virginia				28,876,071
Washington — 2.1%
Port of Seattle, WA, Special Facility Revenue:
Intermediate Lien, Series D	5.000%	5/1/24	3,500,000	4,061,015	(c)
Refunding	5.000%	6/1/20	1,170,000	1,181,525	(c)
Refunding	5.000%	6/1/23	1,085,000	1,223,164	(c)
Seattle, WA, Municipal Light & Power Revenue:
Series C-2, (SIFMA Municipal Swap Index Yield + 0.490%)	1.640%	11/1/23	3,160,000	3,172,292	(a)(b)
SIFMA Index, Series C-1, Refunding, (SIFMA Municipal Swap Index Yield + 0.490%)	1.640%	11/1/23	4,000,000	4,015,560	(a)(b)
Washington State Health Care Facilities Authority Revenue, Fred Hutchinson Cancer Research Centre, Refunding, (0.670 x 1 mo. USD LIBOR + 1.100%)	2.180%	7/1/22	5,000,000	5,047,800	(a)(b)
Total Washington				18,701,356
West Virginia — 0.3%
Harrison County, WV, Solid Waste Disposal Revenue, Monongahela Power, Series A, Refunding	3.000%	10/15/21	2,750,000	2,829,640	(a)(b)(c)
Wisconsin — 1.1%
Public Finance Authority, WI, Solid Waste Disposal Revenue, Waste Management Inc. Project, Refunding	2.000%	6/1/21	9,845,000	9,941,875	(a)(b)(c)
Total Municipal Bonds (Cost — $858,021,000)				875,353,162
Collateralized Mortgage Obligations (h) — 0.8%
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, M012 A1A1	1.600%	6/15/22	4,429,411	4,494,523	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, M012 A1A2	1.600%	6/15/22	2,657,647	2,696,714	(a)(b)
Total Collateralized Mortgage Obligations (Cost — $7,087,058)				7,191,237
Total Investments before Short-Term Investments (Cost — $865,108,058)				882,544,399

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2020 Annual Report	23

Schedule of investments (cont’d)

February 29, 2020

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Short-Term Investments — 1.6%
Municipal Bonds — 1.6%
Alabama — 0.2%
Mobile County, AL, IDA Revenue, ExxonMobil Project, Refunding	1.200%	7/15/32	$1,645,000	$1,645,000	(i)(j)
California — 0.2%
Alameda County, CA, IDA Revenue, JMS Family Partnership Project, Series A, LOC - Wells Fargo Bank N.A.	1.300%	10/1/25	1,500,000	1,500,000	(c)(i)(j)
Colorado — 0.0%
University of Colorado Hospital Authority Revenue, Series C, Refunding, SPA - TD Bank N.A.	1.100%	11/15/39	500,000	500,000	(i)(j)
Florida — 0.1%
Florida Gulf Coast University Financing Corp., FL, Revenue, Series A, LOC - TD Bank N.A.	1.120%	2/1/39	395,000	395,000	(i)(j)
St. Lucie County, FL, Solid Waste Disposal Revenue, Florida Power & Light Co. Project, Refunding	1.270%	5/1/24	200,000	200,000	(c)(i)(j)
Total Florida				595,000
Illinois — 0.3%
Illinois State Finance Authority Revenue:
Edward Hospital Obligated Group, Series B-2, Refunding, LOC - TD Bank N.A.	1.080%	2/1/40	600,000	600,000	(i)(j)
University of Chicago Medical Center, Series B, LOC - Wells Fargo Bank N.A.	1.200%	8/1/44	1,900,000	1,900,000	(i)(j)
Total Illinois				2,500,000
Indiana — 0.0%
Indiana State Finance Authority Hospital Revenue, Parkview Health System Obligated Group, Series D, LOC - Wells Fargo Bank N.A.	1.200%	11/1/39	500,000	500,000	(i)(j)
Louisiana — 0.1%
Parish of St. Bernard, LA, State Revenue, Mobil Oil Corp.	1.240%	11/1/26	800,000	800,000	(c)(i)(j)
Mississippi — 0.1%
Mississippi State Business Finance Corp., Gulf Opportunity Zone, IDR:
Chevron USA Inc. Project, Series B	1.200%	12/1/30	200,000	200,000	(i)(j)
Chevron USA Inc. Project, Series G	1.200%	12/1/30	300,000	300,000	(i)(j)
Chevron USA Inc. Project, Series K	1.200%	11/1/35	600,000	600,000	(i)(j)
Total Mississippi				1,100,000

See Notes to Financial Statements.

24	Western Asset Short Duration Municipal Income Fund 2020 Annual Report

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
New York — 0.1%
MTA, NY, Revenue, Transportation, Subseries G-2, Refunding, LOC - TD Bank N.A.	1.120%	11/1/32	$600,000	$600,000	(i)(j)
New York State Dormitory Authority Revenue, Non-State Supported Debt, Rockefeller University, Series A2, SPA - JPMorgan Chase & Co.	1.130%	7/1/32	300,000	300,000	(i)(j)
Total New York				900,000
North Carolina — 0.0%
University of North Carolina at Chapel Hill, University of North Carolina Hospitals Revenue, Series A, Refunding, SPA - TD Bank N.A.	1.130%	2/1/24	200,000	200,000	(i)(j)
Oregon — 0.0%
Oregon State Facilities Authority, Peacehealth, Series A, Refunding, LOC - U.S. Bank N.A.	1.160%	8/1/34	200,000	200,000	(i)(j)
Pennsylvania — 0.2%
Lancaster, PA, IDA Revenue, Willow Valley Retirement Communities Project, Series C, LOC - PNC Bank N.A.	1.150%	12/1/39	600,000	600,000	(i)(j)
Pennsylvania State Turnpike Commission Revenue, Second Series, Refunding, LOC - TD Bank N.A.	1.120%	12/1/38	800,000	800,000	(i)(j)
Total Pennsylvania				1,400,000
Texas — 0.2%
Lower Neches Valley Authority, TX, Industrial Development Corp. Revenue:
ExxonMobil Corp., Series A, Refunding	1.200%	11/1/29	100,000	100,000	(i)(j)
ExxonMobil Corp., Series B, Refunding	1.240%	11/1/29	1,450,000	1,450,000	(c)(i)(j)
ExxonMobil Corp., Subordinated, Series B-2, Refunding	1.240%	12/1/39	200,000	200,000	(c)(i)(j)
Total Texas				1,750,000
Utah — 0.1%
Murray City, UT, Hospital Revenue, IHC Health Services Inc., Series D	1.180%	5/15/36	600,000	600,000	(i)(j)
Total Short-Term Investments (Cost — $14,190,000)				14,190,000
Total Investments — 100.9% (Cost — $879,298,058)				896,734,399
Liabilities in Excess of Other Assets — (0.9)%				(8,156,175)
Total Net Assets — 100.0%				$888,578,224

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2020 Annual Report	25

Schedule of investments (cont’d)

February 29, 2020

Western Asset Short Duration Municipal Income Fund

(a)	Maturity date shown represents the mandatory tender date.
(b)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(c)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).
(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.
(e)	Bonds are generally escrowed to maturity by government securities and/or U.S. government agency securities.
(f)	Pre-Refunded bonds are generally escrowed with U.S. government obligations and/or U.S. government agency securities.
(g)	Securities traded on a when-issued or delayed delivery basis.
(h)	Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.
(i)	Variable rate demand obligations (“VRDOs”) have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice. The interest rate generally resets on a daily or weekly basis and is determined on the specific interest rate reset date by the Remarketing Agent, pursuant to a formula specified in official documents for the VRDO, or set at the highest rate allowable as specified in official documents for the VRDO. VRDOs are benchmarked to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index. The SIFMA Municipal Swap Index is compiled from weekly interest rate resets of tax-exempt VRDOs reported to the Municipal Securities Rulemaking Board’s Short-term Obligation Rate Transparency System.
(j)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

See Notes to Financial Statements.

26	Western Asset Short Duration Municipal Income Fund 2020 Annual Report

Western Asset Short Duration Municipal Income Fund

Abbreviations used in this schedule:

AGM	—	Assured Guaranty Municipal Corporation — Insured Bonds
BAM	—	Build America Mutual — Insured Bonds
BAN	—	Bond Anticipation Notes
COP	—	Certificates of Participation
DFA	—	Development Finance Agency
EDA	—	Economic Development Authority
FHLMC	—	Federal Home Loan Mortgage Corporation
GO	—	General Obligation
GTD	—	Guaranteed
HFA	—	Housing Finance Agency
IDA	—	Industrial Development Authority
IDR	—	Industrial Development Revenue
ISD	—	Independent School District
LIBOR	—	London Interbank Offered Rate
LIQ	—	Liquidity Facility
LOC	—	Letter of Credit
MFA	—	Municipal Finance Authority
MTA	—	Metropolitan Transportation Authority
PCR	—	Pollution Control Revenue
PEA	—	Public Energy Authority
PFA	—	Public Facilities Authority
PSF	—	Permanent School Fund
SIFMA	—	Securities Industry and Financial Markets Association
SPA	—	Standby Bond Purchase Agreement — Insured Bonds

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2020 Annual Report	27

Statement of assets and liabilities

February 29, 2020

Assets:
Investments, at value (Cost — $879,298,058)	$896,734,399
Cash	44,009
Interest receivable	6,814,401
Receivable for securities sold	5,196,036
Receivable for Fund shares sold	1,142,568
Prepaid expenses	68,286
Total Assets	909,999,699

Liabilities:
Payable for securities purchased	13,358,958
Payable for Fund shares repurchased	7,476,532
Investment management fee payable	190,017
Service and/or distribution fees payable	126,836
Distributions payable	94,845
Trustees’ fees payable	4,597
Accrued expenses	169,690
Total Liabilities	21,421,475
Total Net Assets	$888,578,224

Net Assets:
Par value (Note 7)	$1,717
Paid-in capital in excess of par value	882,072,693
Total distributable earnings (loss)	6,503,814
Total Net Assets	$888,578,224

See Notes to Financial Statements.

28	Western Asset Short Duration Municipal Income Fund 2020 Annual Report

Net Assets:
Class A	$359,411,745
Class A2	$2,213,269
Class C	$210,700,115
Class I	$311,138,877
Class IS	$5,114,218
Shares Outstanding:
Class A	69,440,716
Class A2	427,881
Class C	40,708,762
Class I	60,135,069
Class IS	987,853

Net Asset Value:
Class A (and redemption price)	$5.18
Class A2 (and redemption price)	$5.17
Class C (and redemption price)	$5.18
Class I (and redemption price)	$5.17
Class IS (and redemption price)	$5.18
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 2.25%)	$5.30
Class A2 (based on maximum initial sales charge of 2.25%)	$5.29

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2020 Annual Report       29

Statement of operations

For the Year Ended February 29, 2020

Investment Income:
Interest	$20,795,168

Expenses:
Investment management fee (Note 2)	3,394,615
Service and/or distribution fees (Notes 2 and 5)	1,939,989
Transfer agent fees (Note 5)	608,443
Registration fees	121,098
Fund accounting fees	77,559
Legal fees	69,385
Audit and tax fees	53,019
Trustees’ fees	28,735
Shareholder reports	20,215
Insurance	13,268
Commitment fees (Note 8)	10,802
Custody fees	8,454
Interest expense	4,070
Miscellaneous expenses	14,374
Total Expenses	6,364,026
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(58,095)
Net Expenses	6,305,931
Net Investment Income	14,489,237
Realized and Unrealized Gain on Investments (Notes 1 and 3):
Net Realized Gain From Investment Transactions	1,346,413
Change in Net Unrealized Appreciation (Depreciation) From Investments	16,662,304
Net Gain on Investments	18,008,717
Increase in Net Assets From Operations	$32,497,954

See Notes to Financial Statements.

30       Western Asset Short Duration Municipal Income Fund 2020 Annual Report

Statements of changes in net assets

For the Year Ended February 29, 2020
and the Year Ended February 28, 2019	2020	2019
Operations:
Net investment income	$14,489,237	$15,130,883
Net realized gain (loss)	1,346,413	(2,864,891)
Change in net unrealized appreciation (depreciation)	16,662,304	3,769,716
Increase in Net Assets From Operations	32,497,954	16,035,708
Distributions to Shareholders From (Notes 1 and 6) :
Total distributable earnings	(14,462,654)	(15,090,772)
Decrease in Net Assets From Distributions to Shareholders	(14,462,654)	(15,090,772)
Fund Share Transactions (Note 7):
Net proceeds from sale of shares	353,853,453	292,081,295
Reinvestment of distributions	13,214,326	13,871,102
Cost of shares repurchased	(501,606,519)	(617,145,361)
Decrease in Net Assets From Fund Share Transactions	(134,538,740)	(311,192,964)
Decrease in Net Assets	(116,503,440)	(310,248,028)
Net Assets:
Beginning of year	1,005,081,664	1,315,329,692
End of year	$888,578,224	$1,005,081,664

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2020 Annual Report       31

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class A Shares[1]	2020[2]	2019	2018	2017[3]	2016[4]	2015[4]
Net asset value, beginning of year	$5.07	$5.07	$5.08	$5.11	$5.12	$5.17
Income (loss) from operations: Net investment income	0.08	0.07	0.06	0.02	0.05	0.06
Net realized and unrealized gain (loss)	0.11	0.005	(0.01)	(0.03)	(0.01)	(0.05)
Total income (loss) from operations	0.19	0.07	0.05	(0.01)	0.04	0.01
Less distributions from: Net investment income	(0.08)	(0.07)	(0.06)	(0.02)	(0.05)	(0.06)
Total distributions	(0.08)	(0.07)	(0.06)	(0.02)	(0.05)	(0.06)
Net asset value, end of year	$5.18	$5.07	$5.07	$5.08	$5.11	$5.12
Total return6	3.85%	1.47%	1.00%	(0.22)%	0.85%	0.13%
Net assets, end of year (millions)	$359	$217	$265	$306	$352	$418
Ratios to average net assets: Gross expenses	0.62%	0.70%	0.68%	0.66%[7]	0.66%	0.65%
Net expenses[8]	0.619	0.70	0.68	0.667	0.66	0.65
Net investment income	1.64	1.46	1.19	1.137	1.05	1.15
Portfolio turnover rate	47%	40%	25%	10%	30%	30%
1	Per share amounts have been calculated using the average shares method.
2	For the year ended February 29.
3	For the period November 1, 2016 through February 28, 2017.
4	For the year ended October 31.
5	Amount represents less than $0.005 per share.
6	Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.
7	Annualized.
8	As a result of an expense limitation arrangement, effective August 13, 2019, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.70%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. Prior to August 13, 2019, the expense limitation was 0.75%.
9	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

32       Western Asset Short Duration Municipal Income Fund 2020 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:

Class A2 Shares[1]	2020[2]	2019	2018	2017[3]	2016[4]	2015[5]
Net asset value, beginning of year	$5.07	$5.06	$5.08	$5.11	$5.13	$5.15
Income (loss) from operations: Net investment income	0.08	0.07	0.05	0.01	0.04	0.04
Net realized and unrealized gain (loss)	0.10	0.01	(0.02)	(0.03)	(0.02)	(0.02)
Total income (loss) from operations	0.18	0.08	0.03	(0.02)	0.02	0.02
Less distributions from: Net investment income	(0.08)	(0.07)	(0.05)	(0.01)	(0.04)	(0.04)
Total distributions	(0.08)	(0.07)	(0.05)	(0.01)	(0.04)	(0.04)
Net asset value, end of year	$5.17	$5.07	$5.06	$5.08	$5.11	$5.13
Total return6	3.54%	1.54%	0.53%	(0.31)%	0.46%	0.34%
Net assets, end of year (000s)	$2,213	$1,009	$919	$1,110	$1,255	$908
Ratios to average net assets: Gross expenses	0.71%	0.84%	1.01%	0.97%[7]	0.87%	0.68%[7]
Net expenses[8]	0.719	0.84	0.959	0.957,9	0.87	0.687
Net investment income	1.54	1.34	0.92	0.857	0.85	1.167
Portfolio turnover rate	47%	40%	25%	10%	30%	30%[10]
1	Per share amounts have been calculated using the average shares method.
2	For the year ended February 29.
3	For the period November 1, 2016 through February 28, 2017.
4	For the year ended October 31.
5	For the period February 27, 2015 (inception date) to October 31, 2015.
6	Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.
7	Annualized.
8	As a result of an expense limitation arrangement, effective August 13, 2019, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A2 shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. Prior to August 13, 2019, the expense limitation was 0.95%.
9	Reflects fee waivers and/or expense reimbursements.
10	For the year ended October 31, 2015.

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2020 Annual Report       33

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:

Class C Shares[1]	2020[2]	2019	2018	2017[3]		2016[4]	2015[4]
Net asset value, beginning of year	$5.07	$5.07	$5.08	$5.11		$5.12	$5.17
Income (loss) from operations: Net investment income	0.07	0.06	0.04	0.01		0.04	0.04
Net realized and unrealized gain (loss)	0.11	0.005	(0.01)	(0.03)		(0.01)	(0.05)
Total income (loss) from operations	0.18	0.06	0.03	(0.02)		0.03	(0.01)
Less distributions from: Net investment income	(0.07)	(0.06)	(0.04)	(0.01)		(0.04)	(0.04)
Total distributions	(0.07)	(0.06)	(0.04)	(0.01)		(0.04)	(0.04)
Net asset value, end of year	$5.18	$5.07	$5.07	$5.08		$5.11	$5.12
Total return6	3.50%	1.13%	0.65%	(0.33)%		0.49%	(0.22)%
Net assets, end of year (millions)	$211	$464	$656	$906		$1,016	$1,124
Ratios to average net assets: Gross expenses	0.98%	1.05%	1.03%	1.02	%7	1.02%	1.01%
Net expenses[8]	0.989	1.05	1.039	1.027		1.02	1.01
Net investment income	1.30	1.11	0.85	0.787		0.70	0.79
Portfolio turnover rate	47%	40%	25%	10%		30%	30%
1	Per share amounts have been calculated using the average shares method.
2	For the year ended February 29.
3	For the period November 1, 2016 through February 28, 2017.
4	For the year ended October 31.
5	Amount represents less than $0.005 per share.
6	Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.
7	Annualized.
8	As a result of an expense limitation arrangement, effective August 13, 2019, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. Prior to August 13, 2019, the expense limitation was 1.10%.
9	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

34       Western Asset Short Duration Municipal Income Fund 2020 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:

Class I Shares[1]	2020[2]	2019	2018	2017[3]	2016[4]	2015[4]
Net asset value, beginning of year	$5.07	$5.07	$5.08	$5.11	$5.13	$5.17
Income (loss) from operations: Net investment income	0.09	0.08	0.07	0.02	0.06	0.06
Net realized and unrealized gain (loss)	0.10	0.005	(0.01)	(0.03)	(0.02)	(0.04)
Total income (loss) from operations	0.19	0.08	0.06	(0.01)	0.04	0.02
Less distributions from: Net investment income	(0.09)	(0.08)	(0.07)	(0.02)	(0.06)	(0.06)
Total distributions	(0.09)	(0.08)	(0.07)	(0.02)	(0.06)	(0.06)
Net asset value, end of year	$5.17	$5.07	$5.07	$5.08	$5.11	$5.13
Total return6	3.80%	1.61%	1.11%	(0.19)%	0.73%	0.41%
Net assets, end of year (millions)	$311	$324	$390	$404	$419	$376
Ratios to average net assets: Gross expenses	0.50%	0.57%	0.57%	0.60%[7]	0.59%	0.57%
Net expenses8	0.489	0.57	0.57	0.607,9	0.59	0.57
Net investment income	1.78	1.59	1.30	1.207	1.13	1.23
Portfolio turnover rate	47%	40%	25%	10%	30%	30%
1	Per share amounts have been calculated using the average shares method.
2	For the year ended February 29.
3	For the period November 1, 2016 through February 28, 2017.
4	For the year ended October 31.
5	Amount represents less than $0.005 per share.
6	Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.
7	Annualized.
8	As a result of an expense limitation arrangement, effective August 13, 2019, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.40%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. Prior to August 13, 2019, the expense limitation was 0.60%.
9	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2020 Annual Report       35

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:

Class IS Shares[1]	2020[2]	2019	2018[3]
Net asset value, beginning of year	$5.08	$5.07	$5.11
Income (loss) from operations: Net investment income	0.09	0.08	0.03
Net realized and unrealized gain (loss)	0.10	0.01	(0.04)
Total income (loss) from operations	0.19	0.09	(0.01)
Less distributions from: Net investment income	(0.09)	(0.08)	(0.03)
Total distributions	(0.09)	(0.08)	(0.03)
Net asset value, end of year	$5.18	$5.08	$5.07
Total return4	3.85%	1.86%	(0.14)%
Net assets, end of year (000s)	$5,114	$127	$3,162
Ratios to average net assets: Gross expenses	0.43%	0.49%	0.49%[5]
Net expenses[6]	0.407	0.49	0.495
Net investment income	1.86	1.59	1.435
Portfolio turnover rate	47%	40%	25%[8]
1	Per share amounts have been calculated using the average shares method.
2	For the year ended February 29.
3	For the period September 15, 2017 (inception date) to February 28, 2018.
4	Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.
5	Annualized.
6	As a result of an expense limitation arrangement, effective August 13, 2019, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.35%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. Prior to August 13, 2019, the expense limitation was 0.55%.
7	Reflects fee waivers and/or expense reimbursements.
8	For the year ended February 28, 2018.

See Notes to Financial Statements.

36       Western Asset Short Duration Municipal Income Fund 2020 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Short Duration Municipal Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a)   Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/ dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence

Western Asset Short Duration Municipal Income Fund 2020 Annual Report       37

Notes to financial statements (con’t)

reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

38       Western Asset Short Duration Municipal Income Fund 2020 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Municipal Bonds	—	$ 875,353,162	—	$ 875,353,162
Collateralized Mortgage Obligations	—	7,191,237	—	7,191,237
Total Long-Term Investments	—	882,544,399	—	882,544,399
Short-Term Investments†	—	14,190,000	—	14,190,000
Total Investments	—	$ 896,734,399	—	$ 896,734,399

† See Schedule of Investments for additional detailed categorizations.

(b) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(c) Credit and market risk. Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and are paid monthly. The Fund

Western Asset Short Duration Municipal Income Fund 2020 Annual Report	39

Notes to financial statements (cont’d)

intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of February 29, 2020, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company, LLC (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, effective August 13, 2019, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.30% of the Fund’s average daily net assets.

40	Western Asset Short Duration Municipal Income Fund 2020 Annual Report

Prior to August 13, 2019, the Fund paid an investment management fee, calculated daily and paid monthly, at an annual rate of 0.45% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements, effective August 13, 2019, between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class A2, Class C, Class I and Class IS shares did not exceed 0.70%, 0.90%, 1.05%, 0.40% and 0.35%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent.

Prior to August 13, 2019, as a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class A2, Class C, Class I and Class IS shares did not exceed 0.75%, 0.95%, 1.10%, 0.60% and 0.55%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares.

During the year ended February 29, 2020, fees waived and/or expenses reimbursed amounted to $58,095.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 2.25% for Class A and Class A2 shares. In certain cases, Class A and Class A2 shares have a 0.50% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A and Class A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $250,000 in the aggregate effective September 13, 2019 ($500,000 prior to September 13, 2019). These purchases do not incur an initial sales charge.

Western Asset Short Duration Municipal Income Fund 2020 Annual Report	41

Notes to financial statements (cont’d)

For the year ended February 29, 2020, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

	Class A	Class A2
Sales charges	$2,373	$633
CDSCs	15,755	8

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

The Fund is permitted to purchase or sell securities, typically short-term variable rate demand obligations, from or to certain other affiliated funds or portfolios under specified conditions outlined in procedures adopted by the Board of Trustees. The procedures have been designed to provide assurance that any purchase or sale of securities by the Fund from or to another fund or portfolio that is, or could be considered, an affiliate by virtue of having a common investment manager or subadviser (or affiliated investment manager or subadviser), common Trustees and/or common officers complies with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. For the year ended February 29, 2020, such purchase and sale transactions (excluding accrued interest) were $260,080,000 and $256,465,000, respectively.

3. Investments

During the year ended February 29, 2020, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

		U.S. Government &
	Investments	Agency Obligations
Purchases	$420,029,968	—
Sales	536,527,689	$912,942

At February 29, 2020, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$879,394,634	$18,399,457	$(1,059,692)	$17,339,765

4. Derivative instruments and hedging activities

During the year ended February 29, 2020, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class A2 and Class C shares calculated at the annual rate of 0.15%, 0.15% and 0.50% of the average

42	Western Asset Short Duration Municipal Income Fund 2020 Annual Report

daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended February 29, 2020, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$462,166	$197,079
Class A2	2,116	2,384
Class C	1,475,707	147,127
Class I	—	261,067
Class IS	—	786
Total	$1,939,989	$608,443

For the year ended February 29, 2020, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$2,279
Class A2	14
Class C	1,373
Class I	53,767
Class IS	662
Total	$58,095

6. Distributions to shareholders by class

	Year Ended February 29, 2020	Year Ended February 28, 2019
Net Investment Income:
Class A	$5,048,345	$3,449,326
Class A2	21,967	13,440
Class C	3,820,188	6,166,015
Class I	5,531,508	5,445,728
Class IS	40,646	16,263
Total	$14,462,654	$15,090,772

7. Shares of beneficial interest

At February 29, 2020, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Western Asset Short Duration Municipal Income Fund 2020 Annual Report	43

Notes to financial statements (cont’d)

Transactions in shares of each class were as follows:

	Year Ended February 29, 2020		Year Ended February 28, 2019
	Shares	Amount	Shares	Amount
Class A
Shares sold	42,278,992	$216,578,939	12,255,765	$61,888,164
Shares issued on reinvestment	867,586	4,453,270	568,716	2,875,635
Shares repurchased	(16,387,548)	(83,893,333)	(22,474,588)	(113,604,220)
Net increase (decrease)	26,759,030	$137,138,876	(9,650,107)	$(48,840,421)
Class A2
Shares sold	338,773	$1,736,080	108,196	$547,424
Shares issued on reinvestment	4,255	21,837	2,659	13,441
Shares repurchased	(114,062)	(586,158)	(93,399)	(472,116)
Net increase	228,966	$1,171,759	17,456	$88,749
Class C
Shares sold	6,586,737	$33,783,609	13,864,813	$70,153,289
Shares issued on reinvestment	738,615	3,783,901	1,211,774	6,126,927
Shares repurchased	(57,984,682)	(296,547,414)	(53,202,831)	(268,917,814)
Net decrease	(50,659,330)	$(258,979,904)	(38,126,244)	$(192,637,598)
Class I
Shares sold	18,749,034	$96,128,192	31,541,229	$159,490,954
Shares issued on reinvestment	958,541	4,914,672	956,951	4,838,835
Shares repurchased	(23,397,935)	(119,852,904)	(45,690,761)	(231,104,989)
Net decrease	(3,690,360)	$(18,810,040)	(13,192,581)	$(66,775,200)
Class IS
Shares sold	1,097,301	$5,626,633	290	$1,464
Shares issued on reinvestment	7,916	40,646	3,214	16,264
Shares repurchased	(142,310)	(726,710)	(602,352)	(3,046,222)
Net increase (decrease)	962,907	$4,940,569	(598,848)	$(3,028,494)

8. Redemption facility

The Fund and certain other participating funds within the Legg Mason Partners Income Trust, Legg Mason Partners Institutional Trust and Legg Mason Partners Variable Income Trust (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $220 million. Unless renewed, the agreement will terminate on November 16, 2020. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.15% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets; there is no

44	Western Asset Short Duration Municipal Income Fund 2020 Annual Report

upfront fee. Prior to November 18, 2019, the Fund paid a commitment fee of 0.10% and an upfront fee of 0.05%. For the year ended February 29, 2020, the Fund incurred a commitment fee in the amount of $10,802. The Fund did not utilize the Redemption Facility during the year ended February 29, 2020.

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended February 29 and February 28, respectively, was as follows:

	2020	2019
Distributions paid from:
Tax-exempt income	$14,462,654	$15,047,158
Ordinary income	—	43,614
Total distributions paid	$14,462,654	$15,090,772

As of February 29, 2020, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed tax-exempt income — net	$ 1,050,259
Deferred capital losses*	(11,875,941)
Other book/tax temporary differences(a)	(10,269)
Unrealized appreciation (depreciation)(b)	17,339,765
Total distributable earnings (loss) — net	$ 6,503,814

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between book & tax accretion methods for market discount on fixed income securities.

10. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of the Financial Accounting Standards Board Accounting Standards Update No. 2018-13, Fair Value Measurement (Topic 820) — Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13. The impact of the Fund’s adoption was limited to changes in the Fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

Western Asset Short Duration Municipal Income Fund 2020 Annual Report	45

Notes to financial statements (cont’d)

11. Other matters

On February 18, 2020, Franklin Resources, Inc. (“Franklin Resources”) and Legg Mason announced that they have entered into a definitive agreement for Franklin Resources to acquire Legg Mason in an all-cash transaction. As part of this transaction, LMPFA and the subadviser(s), each currently a subsidiary of Legg Mason, would become a subsidiary of Franklin Resources. The transaction is subject to approval by Legg Mason’s shareholders and customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of the other conditions, the transaction is expected to be consummated later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the Fund’s management contract, and any related subadvisory contract(s), where applicable. Therefore, the Fund’s Board has approved new management and subadvisory contracts, where applicable, that will be presented to the shareholders of the Fund for their approval.

12. Subsequent events

Effective March 1, 2020, LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

***

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

46	Western Asset Short Duration Municipal Income Fund 2020 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Income Trust and Shareholders of Western Asset Short Duration Municipal Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Short Duration Municipal Income Fund (one of the funds constituting Legg Mason Partners Income Trust, referred to hereafter as the “Fund”) as of February 29, 2020, the related statement of operations for the year ended February 29, 2020, the statement of changes in net assets for each of the two years in the period ended February 29, 2020, including the related notes, and the financial highlights for each of the two years in the period ended February 29, 2020 and for the periods ended February 28, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2020 and the financial highlights for each of the two years in the period ended February 29, 2020 and for the periods ended February 28, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended February 28, 2017 and the financial highlights for each of the periods ended on or prior to February 28, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated April 18, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland
April 21, 2020

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not been able to determine the specific year we began serving as auditor.

Western Asset Short Duration Municipal Income Fund 2020 Annual Report	47

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 11-12, 2019, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to Western Asset Short Duration Municipal Income Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company, LLC (the “Subadviser”), an affiliate of the Manager, with respect to the Fund.

Background

The Board received extensive information in advance of the meeting to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreement and asked questions and requested additional information from management. Throughout the year the Board (including its various committees) had met with representatives of the Manager and the Subadviser, and had received information relevant to the renewal of the Management Agreement and the Sub-Advisory Agreement. In addition, prior to the meeting the Independent Trustees met with their independent legal counsel to discuss and consider the information provided and submitted questions to management, and they considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information received and considered by the Board both in conjunction with the November meeting and throughout the year was both written and oral. The contractual arrangements discussed below are the product of multiple years of review and negotiation and information received and considered by the Board during those years.

The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board approval of management agreement and sub-advisory agreement

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement. The Independent Trustees also reviewed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent

48	Western Asset Short Duration Municipal Income Fund 2020 Annual Report

legal counsel at which no representatives of the Manager and Subadviser were present. The Independent Trustees considered the Management Agreement and the Sub-Advisory Agreement separately in the course of their review. In doing so, they noted the respective roles of the Manager and the Subadviser in providing services to the Fund.

In approving the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement. Each Trustee may have attributed different weight to the various factors in evaluating the Management Agreement and the Sub-Advisory Agreement.

After considering all relevant factors and information, the Board, exercising its business judgment, determined that the continuation of the Management Agreement and Sub- Advisory Agreement was in the best interests of the Fund’s shareholders and approved the continuation of each such agreement for another year.

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser, and of the undertakings required of the Manager and Subadviser in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the risks associated with the Fund borne by the Manager and its affiliates (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as the Manager’s and the Subadviser’s risk management processes.

Western Asset Short Duration Municipal Income Fund	49

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and the Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadviser. The Board recognized the importance of having a fund manager with significant resources.

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. The Board also considered the policies and practices of the Manager and the Subadviser regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, the Board considered management’s periodic reports to the Board on, among other things, its business plans and any organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, based on classifications provided by Thomson Reuters Lipper (“Lipper”). The Board was provided with a description of the methodology used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all funds (including the Fund) classified as short municipal debt funds by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3-, 5- and 10-year periods ended June 30, 2019 was above the median.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided), including performance, under the Management Agreement and the Sub-Advisory Agreement were sufficient for renewal.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual management fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. The Board also

50	Western Asset Short Duration Municipal Income Fund

considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund. The Board noted that the Contractual Management Fee had been reduced as of August 13, 2019. The Board also noted that the compensation paid to the Subadviser is the responsibility and expense of the Manager, not the Fund.

In addition, the Board received and considered information provided by Broadridge comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected by Broadridge based on classifications provided by Lipper. It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including that the data may vary depending on the selection of the peer group. The Board also reviewed information regarding fees charged by the Manager and/or the Subadviser to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts.

The Board considered the overall management fee, the fees of the Subadviser and the amount of the management fee retained by the Manager after payment of the subadvisory fee in each case in light of the services rendered for those amounts. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of short municipal debt funds (including the Fund) chosen by Broadridge to be comparable to the Fund, showed that the Fund’s Contractual Management Fee was approximately equivalent to the median and the Actual Management Fee was above the median. The Board noted that the Fund’s actual total expense ratio was above the median. The Board took into account management’s discussion of the Fund’s expenses. The Board also noted that the limitation on the Fund’s total operating expenses had been lowered as of August 13, 2019. In addition, the Board considered that the current limitation on the Fund’s expenses is expected to continue through December 2021.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fee for the Fund were reasonable

Western Asset Short Duration Municipal Income Fund	51

Board approval of management and subadvisory agreements (unaudited) (cont’d)

in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Contractual Management Fee was approximately equivalent to the asset-weighted average of management fees paid by other funds in the same Broadridge investment classification/ objective at the range of asset levels relevant to the Fund as of June 30, 2019. The Board also noted that the Fund’s Contractual Management Fee was approximately equivalent to the median of the expense group as of June 30, 2019. In addition, the Board considered that the Contractual Management Fee had been reduced as of August 13, 2019.

The Board determined that the management fee structure for the Fund was reasonable.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

52	Western Asset Short Duration Municipal Income Fund

Additional shareholder information (unaudited)

Results of special meeting of shareholders

A special meeting of shareholders was held on December 3, 2019 for shareholders of record as of September 13, 2019 (the “Record Date”) to elect the Board of Trustees of the Trust. Shareholders of the Fund and each other series of the Trust voted together as a single class to elect the Board.

Shareholders of the Trust voted as indicated below (vote totals are rounded to the nearest whole number). Effective January 1, 2020, the Board is composed of the following Trustees:

Trustee	For	Withheld	Abstained
Robert Abeles, Jr.	11,997,108,647	276,409,003	434,312
Jane F. Dasher	11,994,622,783	279,066,222	262,958
Anita L. DeFrantz	11,977,500,738	296,188,267	262,958
Avedick B. Poladian	12,008,511,650	265,038,045	402,268
Susan B. Kerley	11,991,288,921	282,260,773	402,268
William E.B. Siart	11,976,672,918	296,844,732	434,312
Jaynie Miller Studenmund	12,005,543,214	267,996,794	411,955
Ronald L. Olson	11,995,459,439	278,154,565	337,959
Peter J. Taylor	12,000,052,983	273,487,025	411,955
Jane E. Trust	12,008,224,324	265,464,680	262,958

The above Trustees have also been elected to serve as board members of other Western Asset-advised mutual funds within the Legg Mason fund complex.

Western Asset Short Duration Municipal Income Fund	53

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Short Duration Municipal Income Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202.

Previously, two different boards, the Legg Mason Partners Fixed Income Funds Board and the Western Asset Funds Board, oversaw substantially all the mutual funds within the Legg Mason fund complex that are advised by Western Asset Management Company, LLC†.A joint proxy statement was mailed to solicit shareholder approval for the election of a unified board. On December 3, 2019, a joint special meeting of shareholders of the funds was held to elect the unified board members. During this meeting, shareholders approved these nominees for Board membership -- resulting in one Board overseeing these funds effective January 1, 2020.

Information pertaining to the Trustees and officers of the Board is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees††
Robert Abeles, Jr. Year of birth	1945
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Board Member, Great Public Schools Now (since 2018); Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California; Board Member, Excellent Education Development (since 2012)
Number of funds in fund complex overseen by Trustee[3]	55
Other Trusteeships held by Trustee during the past five years	None
Jane F. Dasher Year of birth	1949

Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee[3]	55
Other Trusteeships held by Trustee during the past five years	Director, Visual Kinematics, Inc. (since 2018)

54	Western Asset Short Duration Municipal Income Fund

Independent Trustees†† (cont’d)
Anita L. DeFrantz Year of birth	1952
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1998
Principal occupation(s) during the past five years	President of Tubman Truth Corp. (since 2015); President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Member (since 1986), Member of the Executive Board (since 2013) and Vice President (since 2017) of the International Olympic Committee
Number of funds in fund complex overseen by Trustee[3]	55
Other Trusteeships held by Trustee during the past five years	None
Susan B. Kerley Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during the past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)

Number of funds in fund complex overseen by Trustee[3]	55
Other Trusteeships held by Trustee during the past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly, Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)
Michael Larson* Year of birth	1959
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Chief Investment Officer for William H. Gates III (since 1994)[4]
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Republic Services, Inc. (since 2009); Fomento Economico Mexicano, SAB (since 2011); Ecolab Inc. (since 2012); formerly, AutoNation, Inc. (2010 to 2018)

Western Asset Short Duration Municipal Income Fund	55

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees†† (cont’d)
Avedick B. Poladian Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director and Advisor (since 2017) and former Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of funds in fund complex overseen by Trustee[3]	55
Other Trusteeships held by Trustee during the past five years	Occidental Petroleum Corporation (since 2008); California Resources Corporation (since 2014); and Public Storage (since 2010)
William E.B. Siart Year of birth	1946
Position(s) with Fund	Trustee and Chairman of the Board
Term of office[1] and length of time served[2]	Since 1997 (Chairman of the Board since 2020)
Principal occupation(s) during the past five years	Chairman of Great Public Schools Now (since 2015); Chairman of Excellent Education Development (since 2000); formerly, Trustee of The Getty Trust (since 2005 to 2017); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of funds in fund complex overseen by Trustee[3]	55
Other Trusteeships held by Trustee during the past five years	Member of Board of United States Golf Association, Executive Committee Member (since 2018)
Jaynie Miller Studenmund Year of birth	1954
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Corporate Board Member and Advisor (since 2004); formerly, Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); President and Chief Operating Officer, PayMyBills (internet innovator in bill presentment/payment space) (1999 to 2001); Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997)
Number of funds in fund complex overseen by Trustee[3]	55
Other Trusteeships held by Trustee during the past five years	Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank (since 2019); Director of EXL (operations management and analytics company) (since 2018); Director of CoreLogic, Inc. (information, analytics and business services company) (since 2012); formerly, Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018); Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of Orbitz Worldwide, Inc. (online travel company) (2007 to 2014)

56	Western Asset Short Duration Municipal Income Fund

Independent Trustees†† (cont’d)
Peter J. Taylor Year of birth	1958
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	President, ECMC Foundation (nonprofit organization) (since 2014); formerly, Executive Vice President and Chief Financial Officer for University of California system (2009 to 2014)
Number of funds in fund complex overseen by Trustee[3]	55
Other Trusteeships held by Trustee during the past five years	Director of Pacific Mutual Holding Company5 (since 2016); Member of the Board of Trustees of California State University system (since 2015); Ralph M. Parson Foundation (since 2015), Kaiser Family Foundation (since 2012), and Edison International (since 2011)

Interested Trustee
Ronald L. Olson[6] Year of birth	1941
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during the past five years	Partner of Munger, Tolles & Olson LLP (law partnership) (since 1968)

Number of funds in fund complex overseen by Trustee[3]	55
Other Trusteeships held by Trustee during the past five years	Berkshire Hathaway, Inc. (since 1997)

Interested Trustee and Officer
Jane Trust, CFA[7] Year of birth	1962
Position(s) with Fund	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 145 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee[3]	142
Other Trusteeships held by Trustee during the past five years	None

Western Asset Short Duration Municipal Income Fund	57

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers
Ted P. Becker Legg Mason
620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director of Global Compliance at Legg Mason, Inc. (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)
Susan Kerr Legg Mason
620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)
Jenna Bailey Legg Mason
100 First Stamford Place, 5th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Fund	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

58	Western Asset Short Duration Municipal Income Fund

Additional Officers (cont’d)

Robert I. Frenkel

Legg Mason

100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1954
Position(s) with Fund	Secretary and Chief Legal Officer
Term of office1 and length of time served2	Since 2007
Principal occupation(s) during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia

Legg Mason

100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Fund	Assistant Secretary
Term of office1 and length of time served2	Since 2007
Principal occupation(s) during the past five years	Managing Director and Deputy General Counsel of Legg Mason& Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Christopher Berarducci**

Legg Mason

620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1974
Position(s) with Fund	Treasurer and Principal Financial Officer
Term of office1 and length of time served2	Since 2019
Principal occupation(s) during the past five years	Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain mutual funds associated with Legg Mason & Co. or its affiliates; Director of Legg Mason & Co. (since 2015); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Western Asset Short Duration Municipal Income Fund	59

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Jeanne M. Kelly

Legg Mason

620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Fund	Senior Vice President
Term of office1 and length of time served2	Since 2007
Principal occupation(s) during the past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Western Asset Management Company, LLC (“Western Asset”) is a subadviser to LMPFA with respect to the funds. Western Asset Management Company Limited (“Western Asset London”), Western Asset Management Company Ltd (“Western Asset Japan”) and Western Asset Management Company Pte. Ltd. (“Western Asset Singapore” and, collectively with Western Asset, Western Asset London and Western Asset Japan, the “subadvisers”), also serve as subadvisers to certain of the funds.

††	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*	Effective March 6, 2020, Mr. Larson became a Trustee.

**	Effective September 23, 2019, Mr. Berarducci became Treasurer and Principal Financial Officer.

1	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

2	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

3	Each board member also serves as a Director of Western Asset Investment Grade Income Fund Inc. and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same fund complex. Mr. Larson is also an independent board member of the Western Asset TIPS Board.

4	Mr. Larson is the chief investment officer for William H. Gates III and in that capacity oversees the investments of Mr. Gates and the investments of the Bill and Melinda Gates Foundation Trust (such combined investments are referred to as the “Accounts”). Since 1997, Western Asset has provided discretionary investment advice with respect to one or more Accounts.

5	Western Asset and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from LMPFA or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.

6	Mr. Olson is an “interested person” of the Fund, as defined in the 1940 Act, because his law firm has provided legal services to Western Asset.

7	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

60	Western Asset Short Duration Municipal Income Fund

Important tax information (unaudited)

All of the net investment income distributions paid monthly by the Fund during the taxable year ended February 29, 2020 qualify as tax-exempt interest dividends for Federal income tax purposes.

Western Asset Short Duration Municipal Income Fund	61

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Western Asset

Short Duration Municipal Income Fund

Trustees*

Robert Abeles,

Jr. Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson**

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Chairman

Jaynie M. Studenmund

Peter J. Taylor

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP Baltimore, MD

*	During a December 3, 2019 special meeting of shareholders, a new group of board members was elected to oversee substantially all the mutual funds within the Legg Mason fund complex that are advised by Western Asset Management Company, LLC, effective January 1, 2020.

**	Effective March 6, 2020, Mr. Larson became a Trustee.

Western Asset Short Duration Municipal Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Short Duration Municipal Income Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Short Duration Municipal Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

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Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

●	Personal information included on applications or other forms;

●	Account balances, transactions, and mutual fund holdings and positions;

●	Bank account information, legal documents, and identity verification documentation;

●	Online account access user IDs, passwords, security challenge question responses; and

●	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

●	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

●	Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

●	Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

●	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

●	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2020 Legg Mason Investor Services, LLC

FD02866 4/20 SR20-3853

ITEM 2.CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Robert Abeles, Jr., possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify an “audit committee financial experts,” and has designated Mr. Abeles, Jr. as the Audit Committee’s financial experts. Mr. Abeles, Jr. is an “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.PRINCIPAL ACCOUNTANT FEES AND SERVICES.
a)

Audit Fees. The aggregate fees billed in the last two fiscal years ending February 28, 2019 and February 29, 2020 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $180,121 in February 28, 2019 and $190,121 in February 29, 2020.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in February 28, 2019 and $0 in February 29, 2020.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in February 28, 2019 and $0 in February 29, 2020. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Income Trust, were $0 in February 28, 2019 and $0 in February 29, 2020.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for February 28, 2019 and February 29, 2020; Tax Fees were 100% and 100% for February 28, 2019 and February 29, 2020; and Other Fees were 100% and 100% for February 28, 2019 and February 29, 2020.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $678,000 in February 28, 2019 and $582,301 in February 29, 2020.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.AUDIT COMMITTEE OF LISTED REGISTRANTS.

b)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.
Jane F. Dasher
Anita L. DeFrantz
Susan B. Kerley

Michael Larson**
Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Jaynie M. Studenmund

Peter J. Taylor

* During a December 3, 2019 special meeting of shareholders, a new group of board members was elected to oversee substantially all the mutual funds within the Legg Mason fund complex that are advised by Western Asset Management Company, LLC, effective January 1, 2020.

** Effective March 6, 2020, Mr. Larson became a Trustee.

c)	Not applicable

ITEM 6.SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(d)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(e)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.EXHIBITS.

(a) (1) Code of Ethics attached hereto.      Exhibit 99.CODE ETH

     (a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.       Exhibit 99.CERT

     (b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.       Exhibit 99.906CERT

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:/s/Jane Trust

Jane Trust

Chief Executive Officer

Date:April 24, 2020

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:/s/Jane Trust

Jane Trust

Chief Executive Officer

Date:April 24, 2020

By:/s/ Christopher Berarducci

Christopher Berarducci

Principal Financial Officer

Date:April 24, 2020